SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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
[  ]   Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[X]    Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

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      (Name of Registrant as Specified In Its Charter)

            (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.



[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


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
[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:


FIDELITY U.S. BOND INDEX PORTFOLIO
FIDELITY U.S. EQUITY INDEX PORTFOLIO
FUNDS OF
FIDELITY INSTITUTIONAL TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
   INDIVIDUAL ACCOUNTS (PARTICIPANT) 1-800-605-4015
RETIREMENT PLAN LEVEL ACCOUNTS (TRUSTEES, PLAN SPONSORS)
Corporate Clients 1-800-962-1375
"Not for Profit" Clients 1-800-343-0860
FINANCIAL AND OTHER INSTITUTIONS
Nationwide  1-800-843-3001
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the
Meeting) of Fidelity U.S. Bond Index Portfolio and Fidelity U.S. Equity
Index Portfolio (the funds) will be held at the office of Fidelity
Institutional Trust (the trust)   ,     82 Devonshire Street, Boston,
Massachusetts 02109   ,     on March 19, 1997, at 1:45 p.m. The purpose of
the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
    1. To elect a Board of Trustees.
 2. To ratify the selection of Price Waterhouse LLP as independent accountants of the trust.
 3. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the trust.
 4. To amend the Declaration of Trust regarding shareholder notification of appointment of Trustees.
 5. To amend the Declaration of Trust to provide each fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 6. To adopt a new fundamental investment policy for each fund to permit each fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 7. To amend each fund's fundamental investment limitation concerning real estate.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
    8. To amend each fund's fundamental investment limitation concerning borrowing.
 9. To amend each fund's fundamental investment limitation concerning commodities.
 10. To amend each fund's fundamental investment limitation concerning diversification.
 11. To amend each fund's fundamental investment limitation concerning the issuance of senior securities.
 12. To eliminate each fund's  fundamental investment limitation concerning short sales of securities.
 13. To eliminate each fund's fundamental investment limitation concerning margin purchases.
 14. To amend each fund's fundamental investment limitation concerning lending.
 15. To amend each fund's fundamental investment limitation concerning the concentration of its investments in a single industry.
 The Board of Trustees has fixed the close of business on January 20,
1997   ,     as the record date for the determination of the shareholders
of each of the funds        entitled to notice of, and to vote at, such
Meeting and any adjournments thereof.
  By order of the Board of Trustees,
  ARTHUR S. LORING, Secretary
January 20, 1997
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER
WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING
INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN
THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED
STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN
MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR
HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2.  JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing.
This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY INSTITUTIONAL TRUST:
FIDELITY U.S. BOND INDEX PORTFOLIO
FIDELITY U.S. EQUITY INDEX PORTFOLIO
TO BE HELD ON MARCH 19, 1997
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity
Institutional Trust (the trust) to be used at the Special Meeting of
Shareholders of Fidelity U.S. Bond Index Portfolio and Fidelity U.S. Equity
Index Portfolio (the funds) and at any adjournments thereof (the Meeting),
to be held on March 19, 1997   ,     at 1:45 p.m. at 82 Devonshire Street,
Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about January 20, 1997. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or by
personal interview by representatives of the trust. In addition,    D. F.
King & Co.     may be paid    on a per-call basis     to solicit
shareholders on behalf of the funds at an anticipated cost of approximately
$1,799    (    Fidelity U.S. Bond Index Portfolio   )     and $4,821
   (    Fidelity U.S. Equity    Index     Portfolio   )    , respectively.
The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), the principal underwriter and distribution agent, is 82 Devonshire Street,
Boston, Massachusetts 02109.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The funds may also arrange to have votes recorded by telephone. D.F. King
& Co. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $1,823
   (    Fidelity U.S. Bond Index Portfolio   )     and $5,098
   (    Fidelity U.S. Equity Index Portfolio   ), respectively    . The
expenses in connection with telephone voting will be paid by the funds. If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy.
When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 Shares of each fund of the trust issued and outstanding as of    Decmeber
31,     1996   ,     are indicated in the following table:
 Fidelity U.S. Bond Index Portfolio    52,561,493
 Fidelity U.S. Equity Index Portfolio    215,232,421
 To the knowledge of the trust, substantial (5% or more) record ownership
of Fidelity U.S. Bond Index Portfolio on    December 31    , 1996, was as
follows: Managed Income Portfolio of the Fidelity Group Trust for Employee
Benefit Plans (FGT) (21.28%), Mellon Bank N.A., Pittsburgh, PA (9.67%), and
Florida Power & Light Co., Juno Beach, FL (9.21%). To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of Fidelity U.S. Bond Index Portfolio on that date.
FGT is managed by Fidelity Management Trust Company, an affiliate of FMR.
FMR has advised the trust that    fund shares held in the FGT account will
be voted by FGT in proportion to the voting instructions received by
Fidelity U.S. Bond Index Portfolio from other shareholders    . To the
knowledge of the trust, no shareholder owned of record or beneficially more than 5% of the outstanding shares of Fidelity U.S. Equity Index Portfolio
on    December 31    , 1996.
 Shareholders of record at the close of business on January 20,
1997   ,     will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date.
 FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED
FEBRUARY 29, 1996   ,     AND THE SEMIANNUAL REPORT FOR THE FISCAL PERIOD
ENDED AUGUST  31, 1996, WRITE TO FIDELITY DISTRIBUTORS CORPORATION AT 82
DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109    OR CALL FIDELITY CLIENT
SERVICES AT THE APPROPRIATE NUMBER LISTED BELOW OR CONTACT YOUR INVESTMENT
PROFESSIONAL.
INDIVIDUAL ACCOUNTS (PARTICIPANT)
If you are investing through a retirement plan sponsor or other institution, refer to your plan materials or contact that institution directly.
RETIREMENT PLAN LEVEL ACCOUNTS (TRUSTEES, PLAN SPONSORS)
Corporate Clients 1-800-962-1375
"Not for Profit" Clients 1-800-343-0860
FINANCIAL AND OTHER INSTITUTIONS
Nationwide  1-800-843-3001
VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT
TO APPROVE PROPOSAL   S     1    AND 2    . APPROVAL OF PROPOSAL    3
    REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING
SECURITIES" OF BOTH THE TRUST AND OF EACH FUND OF THE TRUST AND, IN THE
CASE OF PROPOSALS    4     AND    5     A "MAJORITY OF THE OUTSTANDING
VOTING SECURITIES" OF THE ENTIRE TRUST. APPROVAL OF PROPOSALS    6
THROUGH 1   5     REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE
OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUNDS. UNDER THE
INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF
THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER
OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR
REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING
VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50%
OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED
"PRESENT" FOR THIS PURPOSE.
1. TO ELECT A BOARD OF TRUSTEES.
 The purpose of this proposal is to elect a Board of Trustees of the Trust.
Pursuant to the provisions of the Declaration of Trust of Fidelity
Institutional Trust, the Trustees have determined that the number of
nominees shall be fixed at    twelve    . It is intended that the enclosed
proxy card will be voted for the election as Trustees of the    twelve
nominees listed below, unless such authority has been withheld in the proxy card.
 Except for    Robert M. Gates and     William O. McCoy, all nominees named
below are currently Trustees of Fidelity Institutional Trust and have served in that capacity continuously since originally elected or appointed.
Ralph F. Cox, Phyllis Burke Davis,    a    nd Marvin L. Mann were selected
by the trust's Nominating and Administration Committee (see page    )
    and were appointed to the Board in November, 1991   ,     December,
1992   ,     and October, 1993, respectively. None of the nominees is
related to one another. Those nominees indicated by an asterisk (*) are
"interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street,
Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235.
Except for    Robert M. Gates,     Peter S. Lynch   , and William O.
McCoy    , each of the nominees is currently a Trustee or General Partner,
as the case may be, of    240     other funds advised by FMR    or an
affiliate    .    Mr. Lynch is currently a Trustee or General Partner, as
the case may be, of 238 other funds advised by FMR or an affiliate. Messrs.
Gates and McCoy are currently Trustees or General Partners, as the case may be, of 199 other funds advised by FMR or an affiliate.
 In the election of Trustees, those    twelve     nominees receiving the
highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

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Nominee                  Principal Occupation **                           Year of
(Age)                                                                      Election or
                                                                           Appointmen
                                                                           t

*J. Gary Burkhead        Senior Vice President, is                         1986
 (55)                    President of FMR; and    President
                            and a     Director of FMR Texas
                         Inc., Fidelity Management &
                         Research (U.K.) Inc. and Fidelity
                         Management & Research (Far
                         East) Inc.

Ralph F. Cox             Management consultant (1994).                     1991
 (64)                    Prior to February 1994, he was
                         President of Greenhill Petroleum
                         Corporation (petroleum
                         exploration and production).
                         Until March 1990, Mr. Cox was
                         President and Chief Operating
                         Officer of Union Pacific
                         Resources Company
                         (exploration and production). He
                         is a Director of Sanifill
                         Corporation (non-hazardous
                         waste, 1993), CH2M Hill
                         Companies (engineering), Rio
                         Grande, Inc. (oil and gas
                         production), and Daniel
                         Industries (petroleum
                         measurement equipment
                         manufacturer). In addition, he is
                         a member of advisory boards of
                         Texas A&M University and the
                         University of Texas at Austin.

Phyllis Burke Davis      Prior to her retirement in                        1992
 (65)                    September 1991, Mrs. Davis
                         was the Senior Vice President of
                         Corporate Affairs of Avon
                         Products, Inc. She is currently a
                         Director of BellSouth
                         Corporation
                         (telecommunications), Eaton
                         Corporation (manufacturing,
                         1991), and the TJX Companies,
                         Inc. (retail stores), and
                         previously served as a Director
                         of Hallmark Cards, Inc.
                         (1985-1991) and Nabisco
                         Brands, Inc. In addition, she is a
                         member of the President's
                         Advisory Council of The
                         University of Vermont School of
                         Business Administration.

   Robert M. Gates          Consultant, author, and lecturer                  --
    (53)                    (1993). Mr. Gates was Director
                            of the Central Intelligence
                            Agency (CIA) from 1991-1993.
                            From 1989 to 1991, Mr.Gates
                            served as Assistant to the
                            President of the United States
                            and Deputy National Security
                            Advisor. Mr. Gates is currently a
                            Trustee for the Forum For
                            International Policy, a Board
                            Member for the Virginia
                            Neurological Institute, and a
                            Senior Advisor of the Harvard
                            Journal of World Affairs. In
                            addition, Mr. Gates also serves
                            as a member of the corporate
                            board for Lucas Varity PLC
                            (automotive components and
                            diesel engines), Charles Stark
                            Draper Laboratory (non-profit),
                            NACCO Industries, Inc. (mining
                            and manufacturing), and TRW
                            Inc. (original equipment and
                            replacement products).

*Edward C. Johnson       President, is Chairman, Chief                     1968
3d                       Executive Officer and a Director
 (66)                    of FMR Corp.; a Director and
                         Chairman of the Board and of
                         the Executive Committee of
                         FMR;    and     Chairman and a
                         Director of FMR Texas Inc.,
                         Fidelity Management &
                         Research (U.K.) Inc., and
                         Fidelity Management &
                         Research (Far East) Inc.

E. Bradley Jones         Prior to his retirement in 1984,                  1990
 (69)                    Mr. Jones was Chairman and
                         Chief Executive Officer of LTV
                         Steel Company. He is a Director
                         of TRW Inc. (original equipment
                         and replacement products),
                         Cleveland-Cliffs   ,     Inc   .     (mining),
                         Consolidated Rail Corporation,
                         Birmingham Steel Corporation,
                         and RPM, Inc. (manufacturer of
                         chemical products), and he
                         previously served as a Director
                         of NACCO Industries, Inc.
                         (mining and marketing,
                         1985-1995) and Hyster-Yale
                         Materials Handling, Inc.
                         (1985-1995). In addition, he
                         serves as a Trustee of First
                         Union Real Estate Investments,
                         a Trustee and member of the
                         Executive Committee of the
                         Cleveland Clinic Foundation, a
                         Trustee and member of the
                         Executive Committee of
                         University School (Cleveland),
                         and a Trustee of Cleveland
                         Clinic Florida.

Donald J. Kirk           Executive-in-Residence (1995)                     1987
 (64)                    at Columbia University Graduate
                         School of Business and a
                         financial consultant. From 1987
                         to January 1995, Mr. Kirk was a
                         Professor at Columbia University
                         Graduate School of Business.
                         Prior to 1987, he was Chairman
                         of the Financial Accounting
                         Standards Board. Mr. Kirk        is a
                         Director of General Re
                         Corporation (reinsurance), and
                         he previously served as a
                         Director of Valuation Research
                         Corp. (appraisals and
                         valuations, 1993-1995). In
                         addition, he serves as Chairman
                         of the Board of Directors of the
                         National Arts Stabilization Fund,
                         Chairman of the Board of
                         Trustees of the Greenwich
                         Hospital Association, a Member
                         of the Public Oversight Board of
                         the American Institute of
                         Certified Public Accountants'
                         SEC Practice Section (1995),
                         and a Public Governor of the
                         National Association of
                         Securities Dealers, Inc. (1996).

*Peter S. Lynch          Vice Chairman and Director of                     1990
 (54)                    FMR (1992). Prior to May 31,
                         1990, he was a Director of FMR
                         and Executive Vice President of
                         FMR (a position he held until
                         March 31, 1991); Vice President
                         of Fidelity Magellan Fund and
                         FMR Growth Group Leader; and
                         Managing Director of FMR Corp.
                         Mr. Lynch was also Vice
                         President of Fidelity Investments
                         Corporate Services (1991-1992).
                         He is a Director of W.R. Grace &
                         Co. (chemicals) and Morrison
                         Knudsen Corporation
                         (engineering and construction).
                         In addition, he serves as a
                         Trustee of Boston College,
                         Massachusetts Eye & Ear
                         Infirmary, Historic Deerfield
                         (1989) and Society for the
                         Preservation of New England
                         Antiquities, and as an Overseer
                         of the Museum of Fine Arts of
                         Boston.

William O. McCoy         Vice        President of Finance for the             --
 (63)                    University        of North Carolina
                         (16-school system, 1995). Prior to
                         his retirement in December 1994,
                         Mr. McCoy was Vice Chairman of
                         the Board of BellSouth
                         Corporation (telecommunications)
                         and President of BellSouth
                         Enterprises. He is currently a
                         Director of Liberty Corporation
                         (holding company), Weeks
                         Corporation of Atlanta (real
                         estate, 1994), and Carolina
                         Power and Light Company
                         (electric utility, 1996). Previously,
                         he was a Director of First
                         American Corporation (bank
                         holding company, 1979-1996). In
                         addition, Mr. McCoy serves as a
                         member of the Board of Visitors
                         for the University of North
                         Carolina at Chapel Hill (1994) and
                         for the Kenan Flager Business
                         School (University of North
                         Carolina at Chapel Hill).

Gerald C. McDonough      Chairman of G.M. Management                       1989
 (68)                    Group (strategic advisory
                         services). Prior to his retirement
                         in July 1988, he was Chairman
                         and Chief Executive Officer of
                         Leaseway Transportation Corp.
                         (physical distribution services).
                         Mr. McDonough is a Director of
                         Brush-Wellman Inc. (metal
                         refining), York International
                         Corp. (air conditioning and
                         refrigeration), Commercial
                         Intertech Corp. (hydraulic
                         systems, building systems, and
                         metal products, 1992), CUNO,
                         Inc. (liquid and gas filtration
                         products, 1996), and Associated
                         Estates Realty Corporation (a
                         real estate investment trust,
                         1993). Mr. McDonough served
                         as a Director of
                         ACME-Cleveland Corp. (metal
                         working, telecommunications,
                         and electronic products) from
                         1987-1996.

Marvin L. Mann           Chairman of the Board,                            1993
 (63)                    President, and Chief Executive
                         Officer of Lexmark International,
                         Inc. (office machines, 1991).
                         Prior to 1991, he held the
                         positions of Vice President of
                         International Business Machines
                         Corporation ("IBM") and
                         President and General Manager
                         of various IBM divisions and
                         subsidiaries. Mr. Mann is a
                         Director of M.A. Hanna
                         Company (chemicals, 1993) and
                         Infomart (marketing services,
                         1991), a Trammell Crow Co. In
                         addition, he serves as the
                         Campaign Vice Chairman of the
                         Tri-State United Way (1993) and
                         is a member of the University of
                         Alabama President's Cabinet.

Thomas R. Williams       President of The Wales Group,                     1989
 (68)                    Inc. (management and financial
                         advisory services). Prior to
                         retiring in 1987, Mr. Williams
                         served as Chairman of the
                         Board of First Wachovia
                         Corporation (bank holding
                         company), and Chairman and
                         Chief Executive Officer of The
                         First National Bank of Atlanta
                         and First Atlanta Corporation
                         (bank holding company). He is
                         currently a Director of BellSouth
                         Corporation
                         (telecommunications), ConAgra,
                         Inc. (agricultural products),
                         Fisher Business Systems, Inc.
                         (computer software), Georgia
                         Power Company (electric utility),
                         Gerber Alley & Associates, Inc.
                         (computer software), National
                         Life Insurance Company of
                         Vermont, American Software,
                         Inc., and AppleSouth, Inc.
                         (restaurants, 1992).


_______________
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
    As of December 31, 1996, the nominees and officers of the trust owned, in the aggregate, less than 1% of each fund's outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and
   seven     non-interested Trustees, met eleven times during the twelve months ended February 29, 1996. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
    The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Mr. Kirk (Chairman) and Mrs. Davis are members of the Committee. If elected, it is anticipated that Mr. McCoy will also be a member of the Committee. This Committee oversees and monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for the trust (see Proposal 2), reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures. During the twelve months ended February 29, 1996, the Committee held four meetings.
 The trust's Nominating and Administration Committee is currently composed
of Messrs.    McDonough (Chairman), Jones, Williams    . The Committee
members confer periodically and hold meetings as required. The Committee is charged with the duties of reviewing the composition and compensation of the Board of Trustees, proposing additional non-interested Trustees, monitoring the performance of legal counsel employed by the funds and the non-interested Trustees, and acting as the administrative committee under the Retirement Plan for non-interested Trustees. During the twelve months ended February 29, 1996, the Committee held five meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
 The following table sets forth information describing the compensation of each Trustee or member of the Advisory Board of the funds for his or her services as Trustee for the fiscal year ended February 28, 1997, or calendar year ended December 31, 1996, as applicable.
COMPENSATION TABLE

Trustees                Aggregate                 Aggregate          Total
                        Compensation              Compensation       Compensatio
                        from Fidelity U.S.        from Fidelity      n
                        Bond Index                U.S. Equity        from the
                        Portfolio***,A   ,B       Index              Fund
                                                  Portfolio***,A,C   Complex*,A

J. Gary Burkhead**      $ 0                       $ 0                $ 0

Ralph F. Cox             180                       1860               137,700

Phyllis Burke Davis      177                       1670               134,700

Richard J. Flynn****     178                       1633               173,200

Edward C. Johnson        0                         0                  0
3d**

E. Bradley Jones         177                       1670               134,700

Donald J. Kirk           179                       1687               136,200

Peter S. Lynch**         0                         0                  0

Gerald C.                191                       1807               136,200
McDonough

Edward H. Malone****     137                       1430               136,200

Marvin L. Mann           171                       1807               134,700

Thomas R. Williams       179                       1686               136,200

William O. McCoy*****    144                       1393               85,333


* Information is as of December 31, 1996 for 235 funds in the complex.
** Interested trustees of the fund are compensated by FMR.
*** Estimated
**** Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
***** During the period from May 1, 1996 to the present, William O. McCoy
   has     served as a Member of the Advisory Board.
A Compensation figures include cash, amounts deferred at the election of
Trustees, amounts required to be deferred,    and a pro rata portion of
benefits accrued under the retirement program for the period ended December
30, 1996 and required to be deferred    .
B The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $21, Phyllis Burke Davis, $21, Richard J. Flynn, $0, E. Bradley Jones, $21, Donald J. Kirk, $21, Gerald C. McDonough, $24, Edward H. Malone, $6, Marvin L. Mann, $21, Thomas R. Williams, $21, and William O. McCoy, $15.
C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $212, Phyllis Burke Davis, $212, Richard J. Flynn, $0, E. Bradley Jones, $212, Donald J. Kirk, $212, Gerald C. McDonough, $238, Edward H. Malone, $57, Marvin L. Mann, $212, Thomas R. Williams, $212, and William O. McCoy, $155.
 Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years.
 The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the funds' assets, liabilities, and net income per share, and will not obligate the funds to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. The funds may invest in such designated securities under the Plan without shareholder approval.
 As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
   2. TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firm of Price Waterhouse LLP has been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Price Waterhouse has advised the trust that it has no direct or material indirect ownership interest in the trust.
 The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Price Waterhouse LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3    . TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING
RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve a proposal to amend Article VIII, Section 1 of the
   Declaration of     Trust. The amendment would provide voting rights
based on a shareholder's total dollar interest in a fund (dollar-based voting), rather than on the number of shares owned, for all shareholder votes for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Fidelity U.S. Bond Index Portfolio and Fidelity U.S. Equity Index Portfolio are funds of Fidelity Institutional Trust, an open-end management investment company organized as a Massachusetts business trust. Currently, there are two funds in the trust. Shareholders of each fund vote separately on matters concerning only that fund and vote on a trust-wide basis on matters that effect the trust as a whole, such as electing trustees or amending the Declaration of Trust. Currently, under the Declaration of Trust, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one-share, one-vote provision was to provide equitable voting rights to all shareholders as required by the 1940 Act. In the case where a trust has several series or funds, such as Fidelity Institutional Trust, voting rights may have become disproportionate since
the net asset value    (NAV)     per share of the separate funds generally
diverge over time. The Staff of the SEC has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendment will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights for certain votes than the one-share, one-vote system currently in effect. The voting power of each shareholder would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. The table below shows each fund's net asset value.
Fund                          Net Asset Value as     $1,000 investment
                              of                     in terms of number
                                 December 31,        of
                                 1996                shares on
                                                        December 31,
                                                        1996

Fidelity U.S. Bond Index      $    10.56                 94.70
Portfolio

Fidelity U.S. Equity Index    $    26.95                 37.11
Portfolio

 For example,    U.S. Bond Index Portfolio     shareholders would have
approximately    155    % greater voting power than Fidelity U.S.
   Equity     Index Portfolio shareholders, because at current NAV   s    ,
a $1,000 investment in Fidelity U.S.    Bond     Index Portfolio would
equal    94.70     shares   ,     whereas   ,     $1,000 investment in
Fidelity U.S.    Equity     Index Portfolio would equal    37.11
shares. Accordingly, a one-share, one-vote system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would be proportionate to their economic interest, which FMR believes is a more equitable result, and which is the result with respect to a typical corporation where each voting share generally has an equal market price.
 AMENDMENT TO THE DECLARATION OF TRUST. Article VIII, Section 1 sets forth the method of calculating voting rights for all shareholder votes for the trust. If approved, Article VIII, Section 1 will be amended as follows (material to be added is underlined and material to be deleted is [bracketed]):
   ((    ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
VOTING POWERS   ))
 "Section 1. The Shareholders shall have power to vote... On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. [Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.](( A Shareholder of each Series shall be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) of such Series, on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.)) There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust to be taken by Shareholders."
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended Declaration of Trust will become effective immediately. If the proposal is not approved by the
shareholders of    the     trust, the Declaration of Trust will remain
unchanged.
   4    . TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER
NOTIFICATION OF APPOINTMENT OF TRUSTEES.
 The trust's Declaration of Trust provides that in the case of a vacancy on the Board of Trustees, the remaining Trustees shall fill the vacancy by appointing a person they, in their discretion, see fit, consistent with the limitations of the 1940 Act. Section 16 of the 1940 Act states that a vacancy may be filled by the Trustees, if after filling the vacancy, at least two-thirds of the Trustees then holding office were elected by the holders of the outstanding voting securities of the trust. It also states that if at any time less than 50% of the Trustees were elected by shareholders, a shareholder meeting must be called within 60 days for the purposes of electing Trustees to fill the existing vacancies.
 The Declaration of Trust currently requires that within three months of a Trustee appointment, notification of such be mailed to each shareholder of the trust. Trustees may appoint a Trustee in anticipation of a current Trustee's retirement or resignation, or in the event of an increase in the number of Trustees. The current Declaration of Trust also requires shareholder notification within three months of such an appointment.
 The Trustees recommend that shareholders of the trust vote to eliminate the notification requirement from the trust's Declaration of Trust. The language to be deleted from the Declaration of Trust is
   [    bracketed   ]    .
   ((ARTICLE IV
TRUSTEES

 RESIGNATION AND APPOINTMENT OF TRUSTEES   ))
 Section 4. In case of the declination, death, resignation, retirement, removal, incapacity, or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the Investment Company Act of 1940. Such appointment shall be evidenced by a written instrument signed by a majority of the
Trustees in office or by recording in the records of the    T    rust,
whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to the provisions of Section 16 (a) of the 1940 Act.
 Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders of a trust would be costly to the funds of the trust. If the proposal is approved, shareholders will be notified of Trustee appointments in the next financial report for the fund. Other than eliminating the notification requirement, this proposal does not amend any other aspect of Trustee resignation or appointment.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended Declaration of Trust will become effective immediately. If the proposal is not approved by the
shareholders of    the     trust, the Declaration of Trust will remain
unchanged.
   5    . TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE
ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve, a proposal to amend Article V, Section 1 of the Declaration of Trust to clarify that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company with substantially the same investment objective and policies ("Master Feeder Fund Structure"). The purpose of a Master Feeder Fund Structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. In order to implement a Master Feeder Fund Structure, both the Declaration of Trust and the funds' policies must permit the structure. Currently, each fund's
policies do not allow for such investments. Proposal    6     on page
        seeks the approval of each fund's shareholders to adopt a fundamental investment policy to permit investment in another open-end investment company. This proposal, which amends the Declaration of Trust, clarifies the Board's ability to implement the Master Feeder Fund Structure if a fund's policies permit it.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. For example, an institutional equity fund with a high initial minimum investment amount for large investors might pool its investments with an equity fund with low minimums designed for retail investors. This structure allows several Feeder Funds with substantially the same objective but different distribution and servicing features to combine their investments and manage them as one Master Fund instead of managing them separately. The Feeder Funds combine their investments by investing all of their assets in one Master Fund. (Each Feeder Fund invested in a single Master Fund retains its own characteristics, but is able to achieve operational efficiencies by investing together with the other Feeder Funds in the Master Feeder Fund Structure.) The current Declaration of Trust does not specifically provide the Trustees the ability to authorize the Master Feeder Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither FMR nor the Trustees has determined that
   the     fund   s     should invest in a Master Fund, the Trustees
believe it could be in the best interest of each fund to adopt such a structure at a future date. If this proposal is approved, the Declaration of Trust amendment would provide the Trustees with the power to
authorize    each     fund to invest all of its assets in a single open-end
investment company. The Trustees will authorize such a transaction only if
a Master Feeder Fund Structure is permitted under the funds   '
investment policies (see Proposal    6)    , if they determine that a
Master Feeder Fund Structure is in the best interest of    the
fund   s    , and if, upon advice of counsel, they determine that the
investment will not have material adverse tax consequences to    th    e
fund   s     or    their     shareholders. The Trustees will specifically
consider the impact, if any, on fees paid by the fund   s     as a result
of adopting a Master Feeder Fund Structure. Although the current Declaration of Trust does not contain any explicit prohibition against implementing a Master Feeder Fund Structure, the specific authority is being sought in the event the Trustees deem it appropriate to adopt a Master Feeder Fund Structure in the future.
 AMENDMENT TO THE DECLARATION OF TRUST. If the proposal is approved,
Article V, Section 1 of the Declaration of Trust will be amended as
follows    (material to be added is underlined)    :
 "Subject to any applicable limitation in the Declaration of Trust or the Bylaws of the Trust, the Trustees shall have the power and authority:
    ((    (t) Notwithstanding any other provision hereof, to invest all of the assets of any series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest
or interests in such investment company   .    "   ))
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended Declaration of Trust will become effective immediately. If the proposal is not approved by the
shareholders of    the     trust, the Declaration of Trust will remain
unchanged.
   6    . TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR EACH FUND
PERMITTING EACH FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of each fund approve, the adoption of a new fundamental investment policy that would permit each fund to invest all of its assets in another open-end
investment company    managed by FMR or an affiliate or successor     with
substantially the same investment objective and policies ("Master Feeder Fund Structure"). The purpose of the Master Feeder Fund Structure would be to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single "master" fund. In order to implement a Master Feeder Fund Structure, an amendment to the Declaration of Trust is proposed, as is the adoption of a new fundamental investment policy.
Proposal    5     proposes to amend the Declaration of Trust to allow the
Trustees to authorize the conversion to a Master Feeder Fund Structure when permitted by each fund's policies. This proposal would add a fundamental policy for each fund that permits a Master Feeder Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies. While neither the Board nor FMR has determined that each fund should invest in a Master Fund, the Trustees believe it could be in the best interests of each fund to adopt such a structure at a future date.
 At present, certain of each fund's fundamental investment policies and limitations would prevent each fund from investing all of its assets in another investment company, and would require a vote of shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders
vote to permit each fund'   s     assets to be invested in a single Master
Fund, without a further vote of shareholders. The Trustees will authorize such an investment only if they determine that action to be in the best interests of each fund and its shareholders and if, upon advice of counsel, they determine that the investment will not have material adverse
consequences to each fund. Approval of Proposal    5     provides the
Trustees with explicit authority to approve a Master Feeder Fund Structure. If shareholders approve this proposal, certain fundamental and non-fundamental policies and limitations of each fund that currently prohibit investment in shares of one investment company would not apply to permit the investment in a Master Fund managed by FMR or its affiliates or
successor. These policies include each fund's limitations on    investing
more than 25% of total assets in one industry,     and    on acting as an
    underwrit   er    .
 DISCUSSION. FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (Comparable Funds). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Master Feeder Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 Each fund's method of operation and shareholder services would not be materially affected by its investment in a Master Fund, except that the assets of each fund would be managed as part of a larger pool. Were each fund to invest all of its assets in a Master Fund, it would hold only a single investment security, and the Master Fund would directly invest in individual securities pursuant to its investment objective. The Master Fund would be managed by FMR or an affiliate, such as FMR Texas, Inc. in the case of a money market fund. The Trustees would retain the right to withdraw each fund's investments from a Master Fund at any time and would do so if the Master Fund's investment objective and policies were no longer appropriate for each fund. Each fund would then resume investing directly in individual securities as it does currently. Whenever a Feeder Fund is asked to vote at a shareholder meeting of the Master Fund, the Feeder Fund will hold a meeting of its shareholders if required by applicable law or
the Feeder Fund's policies   ,     to vote on the matters to be considered
at the Master Fund shareholder meeting. The fund will cast its votes at the Master Fund meeting in the same proportion as the fund's shareholders voted at their meeting.
 At present, the Trustees have not considered any specific proposal to authorize pooling of assets. The Trustees will authorize investing each fund's assets in a Master Fund only if they determine that pooling is in the best interests of each fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to each fund or its shareholders. In determining whether to invest in a Master Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Master Fund if doing so would materially increase costs (including fees) to shareholders.
 FMR may benefit from the use of a Master Feeder Fund Structure if overall assets under management are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to each fund may be reduced. If a fund's investment in a Master Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when a Master Feeder Fund Structure is implemented.
 PROPOSED FUNDAMENTAL POLICY. To allow each fund to invest in a Master Fund at a future date, the Trustees recommend that each fund adopt the following fundamental policy:
 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for each fund which states:
 "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of a fund, the fund's current fundamental investment policies will remain unchanged with respect to potential investment in Master Funds.
   7    . TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
REAL ESTATE.
 Fidelity U.S. Bond Index Portfolio's fundamental investment limitation concerning real estate currently states:
 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing and selling investment vehicles that deal in real estate or interests therein, nor shall this prevent the fund from purchasing interests in pools of real estate mortgage loans)."
 Fidelity U.S. Equity Index Portfolio's fundamental investment limitation
concerning real estate curren   tl    y states:
 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing and selling futures contracts or marketable securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the fund from purchasing
interests in pools of real estate mortgage loans   )    ."
 The Trustees recommend that shareholders of each fund vote to replace
th   ese     fundamental investment limitation   s     with the following
fundamental investment limitation governing purchases and sales of real estate.
 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business)."
 The primary purpose of the proposed amendment is to clarify the types of securities in which each fund is authorized to invest and to conform each fund's fundamental real estate limitation to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental real estate limitation may not be changed without the approval of shareholders.
 Adoption of the proposed limitation concerning real estate is not expected to significantly affect the way in which each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests. However, to the extent that each fund invests to a greater extent in real estate related securities, it will be subject to the risks of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.
 Each fund does not expect to acquire real estate. However, the proposed limitation would clarify two points. First, the proposed limitation would make explicit that each fund may acquire a security or other instrument
that is secured by a mortgage or other right    t    o foreclose on real
estate in the event of a default. Second, the proposed limitation would clarify the fact that each fund may invest without limitation in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing, or operating real estate projects (e.g., securities of issuers that develop various industrial, commercial, or residential real estate projects such as factories, office buildings, or apartments). Any investments in these securities or other instruments are, of course, subject to each fund's investment objective and policies and to other limitations regarding diversification and concentration in particular industries. The proposed limitation covers all types of real estate-related
investments   . T    he    exception in the     current Fidelity U.S.
Equity Index Portfolio limitation refers to    "futures contracts" and
"marketable" securities   , while that in the proposed limitation is
broader, referring to "securities" and "other instruments."     Any
unmarketable investments will continue to be limited to 10% of net assets
by the fund's existing non-fundamental limitations   , and investments in
futures contracts will be subject to the fund's non-fundamental investment
policies    .
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 The primary purpose of Proposals    8     through 1   5     is to revise
several of the funds' investment limitations to conform to limitations which are standard for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitations non-fundamental, the Board of Trustees may amend a limitation as they deem appropriate, without seeking shareholder approval. The Board of Trustees would amend the limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law. The costs of shareholder meetings called for these purposes are generally borne by a fund and its shareholders.
 It is not anticipated that these proposals will substantially affect the way a fund is currently managed. However, FMR is presenting them to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the current investment techniques employed by a fund, it will contribute to the overall objectives of standardization.
   8    . TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
BORROWING.
 Each fund's current fundamental investment limitation concerning borrowing states:
    "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. The fund may not purchase any security while borrowings representing more than 5% of its net assets are outstanding."
 The Trustees recommend that shareholders of each fund vote to replace each fund's current fundamental investment limitation with the following amended fundamental investment limitation governing borrowing:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 The primary purpose of the proposal is to revise each fund's fundamental borrowing limitation to conform to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without the approval of shareholders.
 Adoption of the proposed fundamental limitation concerning borrowing is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the securities or instruments in
which the fund   s     invest. However, the proposed fundamental limitation
would clarify two points. First, under the proposed limitation, each fund must reduce borrowings that come to exceed 33 1/3% of its total assets for any reason. While under the current limitation, each fund must reduce borrowings that come to exceed 33 1/3% of total assets only when there is a
decline in net assets. Second, the proposed limitation differs from th   e
funds'     current limitations because it specifically defines "three days"
to exclude Sundays and holidays, while the funds' current limitation simply
states    "    three days.   "
If the amended limitation is approved, the Trustees will also adopt the following non-fundamental limitation for each fund which contains policies currently in the fundamental limitation:
 "The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (5)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets."
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.
   9    . TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
COMMODITIES.
 Each fund's current fundamental investment limitation concerning commodities states:
    "The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing and selling futures contracts or marketable securities issued by companies or other entities)."
 The Trustees recommend that shareholders of each fund vote to replace this fundamental investment limitation with the following fundamental investment
limitation governing investments in commodities   :
 "The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities)."
 The primary purpose of this proposal is to implement a fundamental investment limitation on commodities that conforms to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental commodities limitation cannot be changed without the approval of shareholders.
 Adoption of the proposed limitation on commodities is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests. However, the proposed limitation would clarify two points. First, the proposed limitation would make explicit that each fund may acquire physical commodities as the result of ownership of instruments other than securities. Second, the proposed limitation would clarify that each fund
may invest without limit in securities    (whether or not marketable)
    or other instruments backed by physical commodities. Any investments of this type are, of course, subject to each fund's investment objective,
policies, and other limitations.    Any unmarketable investments will
continue to be limited to 10% of net assets by the funds' existing non-fundamental limitations.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.
   10    . TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION
CONCERNING DIVERSIFICATION.
 Each fund's current fundamental investment limitation concerning diversification is as follows:
    "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 25% of the value of its total assets would be invested in the securities of a single issuer, or (b) with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of a single issuer or it would own more than 10% of the outstanding voting securities of any single issuer."
 The Trustees recommend that shareholders of each fund vote to replace each fund's current fundamental investment limitation with the following amended fundamental investment limitation governing diversification:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 Under the 1940 Act, with respect to 75% of its total assets, a diversified fund may not invest more than 5% of its total assets in the securities of any single issuer or hold more than 10% of the outstanding voting securities of any single issuer. Under Subchapter M of the Internal Revenue Code, these 5% and 10% limits apply to all funds (diversified and non-diversified) with respect to 50% of their total assets. Under both the 1940 Act and Subchapter M of the Internal Revenue Code, the 5% and 10% limits do not apply to investments in government securities or securities of other investment companies. Each fund's current fundamental diversification limit excludes government securities but not securities of other investment companies.
 The amended fundamental diversification limitation would be more consistent with the requirements of both the 1940 Act and Subchapter M of the Internal Revenue Code and would permit each fund greater flexibility to invest in the securities of other investment companies. If the proposal is approved, the amended fundamental diversification limitation would permit each fund to invest in securities of other open-end investment companies including those of funds managed by FMR or an affiliate pursuant to an exemptive order granted by the Securities and Exchange Commission. This order permits each fund to invest for cash management purposes up to 25% of its assets in non-publicly offered money market or short-term bond funds (the Central Funds) managed by FMR or an affiliate of FMR. FMR anticipates that the Central Funds will benefit each fund by enhancing the efficiency of cash management for the Fidelity funds and by providing increased short-term investment options. If the proposal is approved, the Central Funds are expected to serve as a principal option for cash investment for most Fidelity funds. Fidelity's taxable money market funds do not currently intend to use the Central Funds for cash investment except on a contingency basis. No investment advisory or management fee is currently intended to be collected from the Central Funds, and the total expenses paid by the Central Funds are expected to be very low and cover essential services, such as custodian, auditor, and independent trustee fees.
 If the proposal is approved, the amended fundamental diversification limitation cannot be changed without the approval of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved by the shareholders of a fund, that fund's current fundamental diversification limitation will remain unchanged.
1   1    . TO AMEND E   ACH     FUND   '    S FUNDAMENTAL INVESTMENT
LIMITATION CONCERNING THE ISSUANCE OF SENIOR SECURITIES.
 Each fund's current fundamental investment limitation regarding the issuance of senior securities states:
 "The fund may not issue bonds or any other class of securities preferred over shares of the fund in respect of the fund's assets or earnings, provided that the fund may establish additional series or classes of shares in accordance with its Declaration of Trust."
 The Trustees recommend that shareholders    of each fund     vote to
replace this limitation with the following fundamental investment limitation governing the issuance of senior securities:
 "The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940."
 The primary purpose of the proposal is to revise each fund's fundamental senior securities limitation to conform to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is
approved, the    amended     fundamental senior securities limitation
cannot be changed without the approval of shareholders.
 Adoption of the proposed limitation on senior securities is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests. However, the proposed limitation clarifies that each fund may issue senior securities to the extent permitted under the 1940 Act.
 Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The 1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities for settlement on a date that is further away than the normal settlement period) may be considered a "senior security." A mutual fund, however, is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date. Each fund utilizes transactions that may be considered "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.
1   2    . TO ELIMINATE EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION
CONCERNING SHORT SALES OF SECURITIES.
 Each    f    und's current fundamental investment limitation on selling securities short is as follows:
 "The fund may not sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts are not deemed to constitute short sales."
 The Trustees recommend that shareholders of each fund vote to eliminate the above fundamental investment limitation. If the proposal is approved by shareholders, the Trustees intend to adopt a non-fundamental limitation that could be changed without a vote of shareholders. The proposed non-fundamental limitation is set forth below, with a brief analysis of the substantive differences between it and the current limitation.
 "The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short."
 In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells securities short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options, or convertible bonds.
 The proposed non-fundamental limitation would clarify that transactions in futures contracts and options are not deemed to constitute selling securities short.
 Each fund does not currently anticipate entering into any short sales other than short sales against the box. If the proposal is approved, however, the Board of Trustees would be able to change the proposed non-fundamental limitation in the future, without a vote of shareholders subject to appropriate disclosure to investors.
 Elimination of each fund's fundamental limitation on short selling is unlikely to affect each fund's investment techniques at this time. The Board of Trustees believes that efforts to standardize each fund's investment limitation will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ) and are in the best interests of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the non-fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.
1   3    . TO ELIMINATE EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION
CONCERNING MARGIN PURCHASES.
 Each fund's current fundamental investment limitation concerning purchasing securities on margin is as follows:
 "The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that the fund may make initial and variation margin payments in connection with transactions in futures contracts and options on futures contracts."
 The Trustees recommend that shareholders of each fund vote to eliminate the above fundamental investment limitation. If the proposal is approved, the Trustees intend to adopt a substantially identical non-fundamental limitation for each fund that could be changed without the approval of shareholders.
 Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. Each fund's current fundamental limitation prohibits the fund from purchasing securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions and for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. With these exceptions, mutual funds are prohibited from entering into most types of margin purchases by applicable SEC policies. The proposed non-fundamental limitation includes these exceptions.
 If the proposal is approved by shareholders, the Trustees intend to adopt the following non-fundamental investment limitation, which would prohibit margin purchases except as permitted under the conditions referred to above:
 "The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin."
 Although elimination of each fund's fundamental limitation on margin
purchases is unlikely to affect the funds   '     investment techniques at
this time, in the event of a change in federal regulatory requirements, the funds may alter their investment practices in the future. The Board of Trustees believe that efforts to standardize investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ) and are in the best interests of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the new non-fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.
1   4    . TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION
CONCERNING LENDING.
 Each fund's current fundamental investment limitation concerning lending is as follows:
 "The fund may not lend any security or make any other loan, except (a) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations, or (b)
by engaging in repurchase agreements with respect to    [    portfolio
(U.S. Bond Index)/fund (U.S. Equity Index)]     securities, if, as a
result, more than 33 1/3% of the value of its total assets would be lent to other parties."
 The Trustees recommend that the shareholders of each fund vote to replace each fund's limitation with the following amended fundamental investment limitation governing lending:
 "The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements."
 The primary purpose of this proposal is to revise each fund's fundamental lending limitation to conform to a limitation expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page ). If the proposal is approved, the new fundamental lending limitation cannot be changed without the approval of shareholders.
 Adoption of the proposed limitation on lending is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the instruments in which each fund invests. However, the proposed limitation would clarify two points. First, the proposed limitation provides specific authority for each fund to acquire the entire portion of an issue of debt securities. Ordinarily, if a fund purchases an entire issue of debt securities, there may be greater risks of illiquidity and unavailability of public information if the issuer has no other issue of securities outstanding, and it may be more difficult to obtain pricing information to be used in establishing a fund's daily share price. Second, the proposed amendment eliminates the reference to "portfolio securities" in the exception for repurchase agreements.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.
1   5    . TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION
CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY.
 Each fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
 "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities), if, as a result, more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry."
 The Trustees recommend that shareholders of each fund vote to replace this fundamental investment limitation with the following amended fundamental investment limitation governing concentration:
 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."
 The primary purpose of the proposal is to revise each fund's fundamental concentration limitation to conform to a limitation which is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is
approved, the new fundamental concentration limitation    cannot     be
changed without the approval of shareholders.
 Adoption of the proposed amended limitation on concentration is not expected to affect the way each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests.
 The proposed amended limitation is not substantially different from the current policy and is not likely to have any impact on the investment techniques employed by each fund.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
   ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; J. Gary Burkhead, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Burkhead, John H. Costello, Arthur S. Loring, Robert H. Morrison, Kenneth A. Rathgeber, Leonard M. Rush, William J. Hayes, Christine J. Thompson and Jennifer Farrelly are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello, Mr. Rathgeber, Mr. Rush and Ms. Farrelly, all of these persons are stockholders of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period March 1, 1995, through November 30, 1996, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.
 FMR may place agency transactions with Fidelity Brokerage Services, Inc.
(FBSI), and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
    The brokerage commissions paid to FBSI and FBS by U.S. Equity Index Portfolio for fiscal 1996 are $7,000 and $0, respectively. U.S. Bond Index Portfolio paid no brokerage commissions to FBSI and FBS for fiscal
1996.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of    Fidelity Investment Institutional
Operations Company, Inc., 82 Devonshire Street, Boston, Massachusetts
02109    , whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.









UEI/UBI-pxs-0197 CUSIP #315911206/FUND #650
 CUSIP#315911107/FUND#651
Vote this proxy card TODAY!  Your prompt response will
save    your fund     the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE    FOLD AND     DETACH    CARD     AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY INSTITUTIONAL TRUST: FIDELITY U.S. EQUITY INDEX PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C.
Johnson 3d, Arthur S. Loring    and Thomas R. Williams,     or any one or
more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Institutional Trust: Fidelity U.S. Equity Index Portfolio which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82
Devonshire St., Boston, MA 02109, on March 19, 1997 at    1    :   45
P    M and at any adjournments thereof.  All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
   Date                                        _____________, 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    [cusip #    315911206    /fund#    650    ]

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
   PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

1.   To elect the 1   2     nominees specified below as         [  ] FOR all nominees    [  ]             1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis        listed (except as         WITHHOLD
     Burke Davis,    Robert M. Gates,     Edward C. Johnson    marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.            below).                   vote for all
     Lynch, William O. McCoy, Gerald C. McDonough,                                       nominees.
     Marvin L. Mann and Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Price Waterhouse  LLP as           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust.

3.    To amend the Declaration of Trust to provide                  FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                   FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
         shareholder     notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide the fund         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for the          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting the fund to invest all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.

7.    To amend the fund's fundamental investment                    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   7.
      limitation concerning real estate.

8.    To amend the fund's fundamental investment                    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8.
      limitation concerning borrowing.

9.    To amend the fund's fundamental investment                    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   9.
      limitation concerning commodities.

10.   To amend the fund's fundamental investment                    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   10.
      limitation concerning diversification.

11.   To amend the fund's fundamental investment                    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   11.
      limitation concerning the issuance of senior securities.

12.   To eliminate the fund's fundamental investment                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   12.
      limitation concerning short sales of securities.

13.   To eliminate the fund's fundamental investment                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   13.
      limitation concerning margin purchases.

14.   To amend the fund's fundamental investment                    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   14.
      limitation concerning lending.

15.   To amend the fund's fundamental investment                    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   15.
      limitation concerning the concentration of its
      investments in a single industry.


   [UEI-PXC-0197]    [cusip # 315911206/fund#650]
Vote this proxy card TODAY!  Your prompt response will
   save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
   PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY INSTITUTIONAL TRUST: FIDELITY U.S. BOND INDEX PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C.
Johnson 3d, Arthur S. Loring and T   homas R. Williams,     or any one or
more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Institutional Trust: Fidelity U.S. Bond Index Portfolio which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82
Devonshire St., Boston, MA 02109, on March 19, 1997 at    1:45     PM and
at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
   Date                                        _____________, 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
       [cusip #315911107/fund#651]

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
   PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

1.   To elect the    12 no    minees specified below as         [  ] FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis        listed (except as         WITHHOLD
     Burke Davis, Rob   ert M. Gates,     Edward C. Johnson    marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.            below).                   vote for all
     Lynch, William O. McCoy, Gerald C. McDonough,                                       nominees.
     Marvin L. Mann and Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Price Waterhouse  LLP as            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust.

3.    To amend the Declaration of Trust to provide                   FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of T   rust regarding                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
         shareholdin    g notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide the fund          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for the           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting the fund to invest all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.

7.    To amend the fund's fundamental investment                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   7.
      limitation concerning real estate.

8.    To amend the fund's fundamental investment                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8.
      limitation concerning borrowing.

9.    To amend the fund's fundamental investment                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   9.
      limitation concerning commodities.

10.   To amend the fund's fundamental investment                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   10.
      limitation concerning diversification.

11.   To amend the fund's fundamental investment                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   11.
      limitation concerning the issuance of senior securities.

12.   To eliminate the fund's fundamental investment                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   12.
      limitation concerning short sales of securities.

13.   To eliminate the fund's fundamental investment                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   13.
      limitation concerning margin purchases.

14.   To amend the fund's fundamental investment                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   14.
      limitation concerning lending.

15.   To amend the fund's fundamental investment                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   15.
      limitation concerning the concentration of its
      investments in a single industry.


   [UBI-PXC-0197]    [cusip #315911107/fund#651]
FIDELITY U.S. BOND INDEX PORTFOLIO
 AND
FIDELITY U.S. EQUITY INDEX PORTFOLIO
Dear Shareholder:
On March 19, 1997, a special shareholder meeting of Fidelity U.S. Bond Index Portfolio and Fidelity U.S. Equity Index Portfolio shareholders will be held to vote on several important proposals that affect the funds and your investment in them. As a shareholder, you cast one vote for each share and fractional votes for fractional shares of the fund that you own. YOU MAY THINK YOUR VOTE IS INSIGNIFICANT, BUT EVERY VOTE IS CRITICALLY IMPORTANT. We must continue sending requests to vote until a majority of the shares for each fund are voted prior to the meeting. Additional mailings are expensive, and these costs are paid for by the funds and, ultimately, by you.
THIS PACKAGE CONTAINS A SEPARATE VOTING CARD FOR THE FUND THAT YOU OWN. IF THERE IS MORE THAN ONE CARD IN YOUR PACKAGE, IT IS IMPORTANT THAT YOU VOTE EACH CARD. If you have purchased shares of either fund after the most recent annual report record date, you will find a copy of the annual report enclosed.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of all shareholders of each fund. They Recommend that you vote for each proposal.
PROPOSAL 1 is to elect Trustees to the Board to supervise the funds' activities and review contractual arrangements with the companies that provide the Trust with services.
PROPOSAL 2 is to ratify the selection of Price Waterhouse LLP as independent accountants of the Trust.
PROPOSAL 3 is to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar investment in a fund rather than on the number of shares owned.
PROPOSAL 4 is to amend the Declaration of Trust to eliminate the requirement of notifying fund shareholders in the event of appointment of a Trustee.
PROPOSAL 5 is to amend the Declaration of Trust to provide each fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. PROPOSAL 6 is to adopt a new fundamental investment policy for each fund permitting it to invest all of its assets in another open-end investment company managed by Fidelity Management Research Company ("FMR") or an affiliate with substantially the same investment objectives and policies. ADOPTION OF STANDARD INVESTMENT LIMITATIONS. The primary purpose of PROPOSALS 7 THROUGH 15 is to revise several of each fund's investment limitations to conform to limitations which are expected to become standard for all funds managed by FMR. The standardized limitations clarify each fund's authority in various areas of investing and also serve to bring each fund's limitations up-to-date by reflecting changes in the market and regulatory policies in recent years. The proposals do not affect the fundamental investment objective of either fund, however, and are not expected to result in any significant changes to either fund's investment strategy.
Each of these proposals is described in greater detail in the enclosed Proxy Statement. After you have read the material, please cast your vote promptly by returning the enclosed proxy card(s). It is important that you sign your proxy card(s) exactly as your name appears on the registration of the proxy card(s). A postage-paid envelope has been provided. Your time will be well spent, and you will help save the cost of additional mailings. Remember, this is your opportunity to voice your opinion on matters affecting your fund(s). Your participation is extremely important no matter how many of how few shares you own.
Thank you for participation in this important initiative for your fund. We appreciate your prompt action.
Sincerely,


/s/John Mulherin
John Mulherin
Chief Operating Officer - Fidelity Investments Institutional Services Company, Inc.
Differences between printed and EDGAR versions of enclosed Proxy Statement
1.  Text in printed version which is underscored to show insertions have
been enclosed with ((   )) in the EDGAR version.